                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT ACCOUNTS



       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 2-90702, 33-18202, 33-55986, 33-56101
and 333-95043) of Ecolab Inc. of our report dated June 19, 2000 related to the financial statements, which appears in this Form 11-K.




                                                 /s/PricewaterhouseCoopers LLP
                                                    PRICEWATERHOUSECOOPERS LLP





Saint Paul, Minnesota
June 27, 2000